The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio $0
Janus Aspen International Growth Portfolio $3,358
Janus Aspen Worldwide Growth Portfolio $15,534

Service Class
Janus Aspen Global Technology Portfolio $0
Janus Aspen International Growth Portfolio $2,182
Janus Aspen Worldwide Growth Portfolio $829

Service II Class
Janus Aspen Global Technology Portfolio $0
Janus Aspen International Growth Portfolio $315
Janus Aspen Worldwide Growth Portfolio $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Flexible Income Portfolio $6,342
Janus Aspen Mid Cap Value Portfolio $253

Service Class
Janus Aspen Flexible Income Portfolio $390
Janus Aspen Mid Cap Value Portfolio $799

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Institutional Class
Janus Aspen Global Technology Portfolio $0
Janus Aspen International Growth Portfolio $0.1438
Janus Aspen Worldwide Growth Portfolio $0.1230

Service Class
Janus Aspen Global Technology Portfolio $0
Janus Aspen International Growth Portfolio $0.1130
Janus Aspen Worldwide Growth Portfolio $0.0902

Service II Class
Janus Aspen Global Technology Portfolio $0
Janus Aspen International Growth Portfolio $0.1120
Janus Aspen Worldwide Growth Portfolio $0.0898

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Flexible Income Portfolio $.1505
Janus Aspen Mid Cap Value Portfolio $.4623

Service Class
Janus Aspen Flexible Income Portfolio $.1505
Janus Aspen Mid Cap Value Portfolio $.4623

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio 1,476
Janus Aspen International Growth Portfolio 23,514
Janus Aspen Worldwide Growth Portfolio 126,777

Service Class
Janus Aspen Global Technology Portfolio 47,334
Janus Aspen International Growth Portfolio 19,397
Janus Aspen Worldwide Growth Portfolio 9,233

Service II Class
Janus Aspen Global Technology Portfolio 7,378
Janus Aspen International Growth Portfolio 2,815
Janus Aspen Worldwide Growth Portfolio 358

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio $3.37
Janus Aspen International Growth Portfolio $22.78
Janus Aspen Worldwide Growth Portfolio $24.87

Service Class
Janus Aspen Global Technology Portfolio $3.50
Janus Aspen International Growth Portfolio $22.61
Janus Aspen Worldwide Growth Portfolio $24.76

Service II Class
Janus Aspen Global Technology Portfolio $3.56
Janus Aspen International Growth Portfolio $22.75
Janus Aspen Worldwide Growth Portfolio $24.85